                                                                   EXHIBIT 99.1



                          CONSENT OF FUTURE DIRECTOR

        I, Michel Akkermans, do hereby consent to being named in the Registration Statement on Form S-4 (Reg. No. 333-82711) filed with the Securities and Exchange Commission by Security First Technologies Corporation, as a person about to become a director of that company.


Date:   October 6, 1999                            /s/ MICHEL AKKERMANS
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                                                   Michel Akkermans